Exhibit 10.5

EXECUTION COPY

AMENDMENT NO. 2

Dated as of August 25, 2006

to

PURCHASE AND SALE AGREEMENT

Dated as of November 30, 2000

This AMENDMENT NO. 2 (this “Amendment”) dated as of August 25, 2006 is entered into between the VARIOUS ENTITIES LISTED ON SCHEDULE I HERETO AS ORIGINATORS (each, an “Originator”; and collectively, the “Originators”), and WORTHINGTON RECEIVABLES CORPORATION, a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the parties hereto have entered into a certain Purchase and Sale Agreement dated as of November 30, 2000 as amended by Amendment No. 1 dated May 18, 2001 (the “Agreement”);

WHEREAS, the parties hereto wish to make certain changes to the Agreement as herein provided;

NOW, THEREFORE, in consideration of the promises and the mutual agreements contained herein and in the Agreement, the parties hereto agree as follows:

SECTION 1. Definitions. All capitalized terms not otherwise defined herein are used as defined in the Agreement.

SECTION 2. Amendments to Agreement. The Agreement is hereby amended as follows:

2.1 Clause (f) of Section 6.3 of the Agreement is hereby amended and restated in its entirety as follows:

(f) Location and Offices. Change its “location” (as such term is defined in the UCC) or move its principal place of business and chief executive office and the offices where it keeps its records concerning or related to the Receivables, to a location or address other than the locations and addresses set forth on Schedule 6.3(f) or, upon 30 days’ prior written notice to the Company and the Administrator, at such other locations or addresses in jurisdictions where all action required by Section 7.3 shall have been taken and completed.

2.2 Schedule I of the Agreement is hereby amended and restated in its entirety as set forth on Schedule I attached hereto.

2.3 Schedule 5.6 of the Agreement is hereby amended and restated in its entirety as set forth on Schedule 5.6 attached hereto.

1	Amendment to the Purchase and Sale Agreement

2.4 Schedule 5.15 of the Agreement is hereby amended and restated in its entirety as set forth on Schedule 5.6 attached hereto.

2.5 Schedule 6.1(f) of the Agreement is hereby amended and restated in its entirety as set forth on Schedule 6.1(f) attached hereto.

SECTION 3. Miscellaneous.

3.1 Representations and Warranties. Each Originator and the Company hereby makes, with respect to itself, the representations and warranties as follows:

(a) Representations and Warranties. The representations and warranties contained in Article V of the Agreement of such Originators are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its organizational powers and have been duly authorized by all necessary organizational action on its part. This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

(c) Termination Event. No Purchase and Sale Termination Event or Unmatured Purchase and Sale Termination Event has occurred and is continuing.

3.2 References to Agreement. Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Agreement as amended hereby, and each reference to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be a reference to the Agreement as amended hereby.

3.3 Effect on the Agreement. Except as specifically amended above, the Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

3.4 No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

3.5 Governing Law. This Amendment, including the rights and duties of the parties hereto, shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to the conflict of laws principles thereof).

2	Amendment to the Purchase and Sale Agreement

3.6 Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

3.7 Headings. The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

3.8 Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

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3	Amendment to the Purchase and Sale Agreement

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORTHINGTON RECEIVABLES CORPORATION

By:	/s/ Lester V. Hess
Name:	Lester V. Hess
Title:	Treasurer

S-1	Amendment to the Purchase and Sale Agreement

ORIGINATORS:

DIETRICH INDUSTRIES, INC.

By:	/s/ Lester V. Hess
Name:	Lester V. Hess
Title:	Treasurer

THE GERSTENSLAGER COMPANY

By:	/s/ Lester V. Hess
Name:	Lester V. Hess
Title:	Treasurer

THE WORTHINGTON STEEL COMPANY, a Delaware corporation

By:	/s/ Lester V. Hess
Name:	Lester V. Hess
Title:	Treasurer

THE WORTHINGTON STEEL COMPANY, a North Carolina corporation

By:	/s/ Lester V. Hess
Name:	Lester V. Hess
Title:	Treasurer

THE WORTHINGTON STEEL COMPANY, an Ohio corporation

By:	/s/ Lester V. Hess
Name:	Lester V. Hess
Title:	Treasurer

S-2	Amendment to the Purchase and Sale Agreement

WORTHINGTON CYLINDERS CORPORATION

By:	/s/ Lester V. Hess
Name:	Lester V. Hess
Title:	Treasurer

WORTHINGTON CYLINDERS WISCONSIN, LLC

By:	/s/ Lester V. Hess
Name:	Lester V. Hess
Title:	Treasurer

WORTHINGTON STEEL COMPANY OF DECATUR, L.L.C.

By:	/s/ Lester V. Hess
Name:	Lester V. Hess
Title:	Treasurer

WORTHINGTON STEEL COMPANY OF KENTUCKY, LLC

By:	/s/ Lester V. Hess
Name:	Lester V. Hess
Title:	Treasurer

WORTHINGTON STEEL OF MICHIGAN, INC.

By:	/s/ Lester V. Hess
Name:	Lester V. Hess
Title:	Treasurer

WORTHINGTON TAYLOR, INC.

By:	/s/ Lester V. Hess
Name:	Lester V. Hess
Title:	Treasurer

S-3	Amendment to the Purchase and Sale Agreement

Schedule I

LIST OF ORIGINATORS

Dietrich Industries, Inc., a Pennsylvania Corporation

The Gerstenslager Company, a Michigan Corporation

The Worthington Steel Company, a Delaware corporation

The Worthington Steel Company, a North Carolina corporation

The Worthington Steel Company, an Ohio corporation

Worthington Cylinders Wisconsin, LLC, an Ohio limited liability company

Worthington Steel Company of Decatur, L.L.C., an Alabama limited liability company

Worthington Steel Company of Kentucky, LLC, a Kentucky limited liability company

Worthington Steel of Michigan, Inc., a Michigan corporation

Worthington Taylor, Inc., a Michigan corporation

Worthington Cylinders Corporation, an Ohio Corporation

Sch. I-1	Amendment to the Purchase and Sale Agreement

Schedule 5.6

PROCEEDINGS

NONE

Sch. 5.6-1	Amendment to the Purchase and Sale Agreement

Schedule 5.15

TRADE NAMES

Legal Name	Trade Names
Dietrich Industries, Inc.	Cimple Steel Solutions Dietrich Design Dietrich Metal Framing Unimast Worthington Industries Worthington Steel

The Gerstenslager Company	Gertenslager Company Worthington Industries Worthington Steel Company

The Worthington Steel Company, a Delaware corporation	Worthington Steel – Malvern Worthington Steel Company

The Worthington Steel Company, a North Carolina corporation	Worthington Steel - Rock Hill Worthington Steel Company

The Worthington Steel Company, an Ohio corporation	Worthington Steel – Baltimore Worthington Steel – Columbus Worthington Steel – Delta Worthington Steel – Monroe Worthington Steel – Porter Worthington Steel Company

Worthington Cylinders Corporation	Worthington Cylinders Worthington Industries

Worthington Cylinders Wisconsin, LLC	Worthington Cylinders Gerett Product Worthington Industries

Worthington Steel Company of Decatur, L.L.C.	Worthington Steel – Decatur Worthington Steel Company The Worthington Steel Company

Worthington Steel Company of Kentucky, LLC	Worthington Steel – Louisville Worthington Steel Company The Worthington Steel Company

Worthington Steel of Michigan, Inc.	Worthington Steel – Jackson Worthington Steel Company The Worthington Steel Company

Worthington Taylor, Inc.	Worthington Taylor Worthington Steel Company Taylor Steel Worthington Steel Taylor Worthington Industries

Sch. 5.15-1	Amendment to the Purchase and Sale Agreement

The Worthington Steel Company, a Delaware corporation, was originally incorporated as Worthington Ventures, Inc., a Delaware corporation, in March 1992. The Worthington Steel Company, a Pennsylvania corporation, which held the Malvern, PA facility, merged with an into Worthington Ventures, Inc. on November 26, 1996 as part of a corporate reorganization. Worthington Ventures, Inc., a Delaware corporation, was the surviving entity and changed its name to The Worthington Steel Company.

The Worthington Steel Company, an Ohio corporation, was originally incorporated on February 10, 1998 as The Worthington Steel Company of Ohio, Inc. On May 22, 1998, as part of a corporate reorganization, its name was changed to the current name, The Worthington Steel Company.

Sch. 5.15-2	Amendment to the Purchase and Sale Agreement

Schedule 6.3(f)

LOCATION OF EACH ORIGINATOR

Originator	Location
Dietrich Industries, Inc.	Pennsylvania

The Gerstenslager Company	Michigan

The Worthington Steel Company, a Delaware corporation	Delaware

The Worthington Steel Company, a North Carolina corporation	North Carolina

The Worthington Steel Company, an Ohio corporation	Ohio

Worthington Cylinders Corporation	Ohio

Worthington Cylinders Wisconsin, LLC	Ohio

Worthington Steel Company of Decatur, LLC	Alabama

Worthington Steel Company of Kentucky, L.L.C.	Kentucky

Worthington Steel Company of Michigan, Inc.	Michigan

Worthington Taylor, Inc.	Michigan

Sch. 6.3(f)-1	Amendment to the Purchase and Sale Agreement

LOCATION OF CHIEF EXECUTIVE OFFICE AND PRINCIPAL PLACE OF

BUSINESS OF EACH ORIGINATOR

Originator	Location
Dietrich Industries, Inc.	500 Grant Street, Suite 2226 Pittsburgh, PA 15219

8911 Bethlehem Blvd. Baltimore, MS 21219

2001 Cooley Dr. Colton, CA 92324

6700 Franklin St. Denver, CO 80229

1435 165th St. Hammond, IN 46320

1012 West Wintergreen Rd. Hutchins, TX 75141

91-300 Hanua St. Kapolei, HI 96707

120 Hoelocker Dr. LaPorte, IN 46350

15546 W. 108th St. Lenexa, KS 66219

198 Summer St. Lunenburg, MA 01462

255 Northeast 181st St. Miami, FL 33162

420 South 53rd Ave. Phoenix, AZ 85043

3351 East Valley Rd. Renton, WA 98055

1345 Hall Spencer Rd. Rock Hill, SC 29730

Sch. 6.3(f)-2	Amendment to the Purchase and Sale Agreement

2525 South Airport Way Stockton, CA 95206

1985 North River Road Warren, OH 44483

721 Industrial Dr. Wildwood, FL 34785

The Gerstenslager Company	200 Old Wilson Bridge Road Columbus, OH 43085

1425 East Bowman Street Wooster, OH 44691

The Worthington Steel Company, a Delaware corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

The Worthington Steel Company, a North Carolina corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

1345 Hall Road Rock Hill, South Carolina 29730

The Worthington Steel Company, an Ohio corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

8911 Kelso Drive Baltimore, Maryland 21221

1127 Dearborn Drive Columbus, Ohio 43085

6303 County Road 10 Delta, Ohio 43515

100 Worthington Drive Porter, Indiana 46304

350 Lawton Avenue Monroe, Ohio 45050

Worthington Cylinders Corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

1085 Dearborn Drive Columbus, OH 43085

Worthington Cylinders Wisconsin, LLC	200 Old Wilson Bridge Road Columbus, OH 43085

Sch. 6.3(f)-3	Amendment to the Purchase and Sale Agreement

300 East Breed Street Chilton, WI 53014

Worthington Steel Company of Decatur, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085

1400 Red Hat Road, N.W. Decatur, Alabama 35601

Worthington Steel Company of Kentucky, L.L.C.	200 Old Wilson Bridge Road Columbus, Ohio 43085

1152 Industrial Boulevard Louisville, Kentucky 40219

Sch. 6.3(f)-4	Amendment to the Purchase and Sale Agreement

Worthington Steel of Michigan, Inc.	200 Old Wilson Bridge Road Columbus, Ohio 43085

200 Old Wilson Bridge Road Columbus, Ohio 43085

Worthington Taylor, Inc.	200 Old Wilson Bridge Road Columbus, Ohio 43085

11700 Worthington Drive Taylor, MI 48180

Sch. 6.3(f)-5	Amendment to the Purchase and Sale Agreement

LOCATION OF BOOKS AND RECORDS OF ORIGINATORS

Originator	Location
Dietrich Industries, Inc.	500 Grand Street, Suite 2226 Pittsburgh, PA 15219

8911 Bethlehem Blvd. Baltimore, MD 21219

2001 Cooley Dr. Colton, CA 92324

6700 Franklin St. Denver, CO 80229

1435 165th St. Hammond, IN 46320

1012 West Wintergreen Rd. Hutchins, TX 75141

91-300 Hauna St. Kapolei, HI 96707

120 Hoelocker Dr. LaPorte, IN 46350

15546 W. 108th St. Lenexa, KS 66219

198 Summer St. Lunenburg, MA 01462

255 Northeast 181st St. Miami, FL 33162

420 South 53rd Ave. Phoenix, AZ 85043

3351 East Valley Rd. Renton, WA 98055

1345 Hall Spencer Rd. Rock Hill, SC 29730

2525 South Airport Way Stockton, CA 95206

1985 North River Rd. Warren, OH 44483

Sch. 6.3(f)-6	Amendment to the Purchase and Sale Agreement

721 Industrial Dr. Wildwood, FL 34785

The Gerstenslager Company	200 Old Wilson Bridge Road Columbus, OH 43085

1425 East Bowman Street Wooster, OH 44691

The Worthington Steel Company, a Delaware corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

The Worthington Steel Company, a North Carolina corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

1345 Hall Road Rock Hill, South Carolina 29730

The Worthington Steel Company, an Ohio corporation	200 Old Wilson Bridge Road Columbus, Ohio 43085

8911 Kelso Drive Baltimore, Maryland 21221

1127 Dearborn Drive Columbus, Ohio 43085

6303 County Road 10 Delta, Ohio 43515

100 Worthington Drive Porter, Indiana 46304

350 Lawton Avenue Monroe, Ohio 45050

Worthington Cylinders Corporation	200 Old Wilson Bridge Road Columbus, OH 43085

1085 Dearborn Drive Columbus, OH 43085

Worthington Cylinders Wisconsin, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085

300 East Breed Street Chilton, WI 53014

Worthington Steel Company of Decatur, LLC	200 Old Wilson Bridge Road Columbus, Ohio 43085

Sch. 6.3(f)-7	Amendment to the Purchase and Sale Agreement

1400 Red Hat Road, N.W. Decatur, Alabama 35601

Worthington Steel Company of Kentucky, L.L.C.	200 Old Wilson Bridge Road Columbus, Ohio 43085

1152 Industrial Boulevard Louisville, Kentucky 40219

Worthington Steel of Michigan, Inc.	200 Old Wilson Bridge Road Columbus, Ohio 43085

1150 S. Elm Street Jackson, Michigan 49204

Worthington Taylor, Inc.	200 Old Wilson Bridge Road Columbus, Ohio 43085

11700 Worthington Drive Taylor, Michigan 48180

Sch. 6.3(f)-8	Amendment to the Purchase and Sale Agreement